SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 6, 2016

SavDen Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-205121	61-1748334
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005, 10th Floor, Tower A, New Mandarin Plaza Tsimshatsui, Kowloon, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +852-9374-4584

Griegstrasse, 9 – Nesonova, Stuttgart, Germany 70195
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 9, 2016, the Company engaged Michael Gillespie & Associates, PLLC (“Gillespie”) as its new independent registered public accounting firm. Gillespie was retained because the Company’s former independent auditor Hillary CPA Group, LLC (“Hillary”) filed an application to deregister from the PCAOB in November 2015. Except for its review of the financials included in the Form 10-Q for the period ended February 29, 2016, Gillespie did not perform any accounting or auditing services for the Company. Subsequent to the change of control of the Company that occurred in May 2016, the Company engaged DCAW (CPA) Limited (“DCAW”) to serve as its independent registered public accounting firm.

Hillary’s audit report on the financial statements of the Company for the period from October 2, 2014 (inception) through May 31, 2015 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the period from October 2, 2014 (inception) through May 31, 2015 contained an uncertainty about the Company’s ability to continue as a going concern.

During the period from October 2, 2014 (inception) through May 31, 2015, and through the interim periods ended February 9, 2016, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Hillary on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Hillary would have caused him to make reference thereto in his reports on the financial statements for such periods.

During the interim period from February 9, 2016, until DCAW was appointed as the Company’s independent registered public accounting firm on September 6, 2016, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

During the period from October 2, 2014 (inception) through May 31, 2015, and through the date of DCAW’s appointment, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining DCAW, the Company did not consult with DCAW regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On September 13, 2016, the Company provided Gillespie with its disclosures in the Current Report on Form 8-K and requested in writing that Gillespie furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Gillespie’s response is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from MICHAEL GILLESPIE & ASSOCIATES, PLLC to the Securities and Exchange Commission

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SavDen Group Corp.

/s/ DONG Yingzhi
DONG Yingzhi
Chief Executive Officer

Date: September 13, 2016

3